                                                    EXHIBIT 99.2 - BALANCE SHEET
CASE NAME: AEROVOX, INC.                                              FORM OPR-1
CASE NUMBER: 01-14680 JNF

                          COMPARATIVE BALANCE SHEETS
                               FOR MONTH ENDED:

                                                    FILING
                                                    DATE         MONTH        MONTH        MONTH        MONTH        MONTH
                                                    5/6/01       6/30/01      7/28/01      8/25/01      9/29/01     10/27/01
                                                    ------       -------      -------      -------      -------     --------
ASSETS

   CURRENT ASSETS:

    Cash                                            432,066     2,120,007
                                                ------------  -----------      ------       ------       ------       ------
    Other negotiable instruments (i.e. CD's,              0             0           0            0            0            0
       Treasury Bills, etc.)                    ------------  -----------      ------       ------       ------       ------
    Accounts Receivable, Gross (OPR-3)            9,303,471     9,542,941
                                                ------------  -----------      ------       ------       ------       ------
    Less: Allowance for doubtful accounts          (470,686)     (470,686)
                                                ------------  -----------      ------       ------       ------       ------
    Inventory, at cost                           13,626,488    12,346,523
                                                ------------  -----------      ------       ------       ------       ------
    Prepaid expenses and other current assets       326,088       692,636
                                                ------------  -----------      ------       ------       ------       ------
    Other:  Intercompany receivables (payables)   1,474,587     1,445,351
                                                ------------  -----------      ------       ------       ------       ------
   TOTAL CURRENT ASSETS                          24,692,013   $25,676,771          $0           $0           $0           $0
                                                ------------  -----------      ------       ------       ------       ------
   PROPERTY,  PLANT,  AND EQUIPMENT, AT COST     50,433,309    50,399,555
                                                ------------  -----------      ------       ------       ------       ------
    Less: Accumulated Depreciation              (23,448,974)  (23,756,755)
                                                ------------  -----------      ------       ------       ------       ------
   NET PROPERTY, PLANT AND EQUIPMENT             26,984,334   $26,642,800          $0           $0           $0           $0
                                                ------------  -----------      ------       ------       ------       ------
   OTHER ASSETS
    Investments                                  14,100,192    14,331,200
                                                ------------  -----------      ------       ------       ------       ------
    Other:  Def. Fin. Cost and Org Costs            178,687       177,604
                                                ------------  -----------      ------       ------       ------       ------
    Other Assets** (includes deposits)            4,747,373     4,772,560
                                                ------------  -----------      ------       ------       ------       ------
TOTAL ASSETS                                    $70,702,599   $71,600,935          $0           $0           $0           $0
                                                ============  ===========      ======       ======       ======       ======

     **Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

                                                    EXHIBIT 99.2 - BALANCE SHEET
                                                                      FORM OPR-2

CASE NAME: AEROVOX, INC.
CASE NUMBER: 01-14680 JNF


                                        FILING
                                        DATE            MONTH      MONTH     MONTH      MONTH     MONTH
                                        05-JUN-01     30-JUN-01  28-JUL-01 25-AUG-01  29-SEP-01 10/27/01
                                        ---------     ---------  --------- ---------  --------- --------
LIABILITIES

   POST PETITION LIABILITIES (OPR-4)            -   1,237,839.09
                                      -----------   ------------    ------    ------     ------   ------

   PRE PETITION LIABILITIES
    Priority Debt                       1,104,801        639,007
                                      -----------   ------------    ------    ------     ------   ------
    Secured Debt                       28,505,919     28,505,919
                                      -----------   ------------    ------    ------     ------   ------
    Unsecured Debt                     20,242,343     20,242,343
                                      -----------   ------------    ------    ------     ------   ------
   TOTAL PRE PETITION LIABILITIES      49,853,063     49,387,269         0         0          0        0
                                      -----------   ------------    ------    ------     ------   ------
   OTHER LIABILITIES PER BOOK           4,867,987      4,604,697
                                      -----------   ------------    ------    ------     ------   ------
TOTAL LIABILITIES                      54,721,050     55,229,805         0         0          0        0
                                      -----------   ------------    ------    ------     ------   ------
SHAREHOLDER'S EQUITY (DEFICIT)

   REDEEMABLE COMMON STOCK              1,746,400      1,762,800
                                      -----------   ------------    ------    ------     ------   ------
   COMMON STOCK                         5,450,979      5,450,979
                                      -----------   ------------    ------    ------     ------   ------
   PAID IN CAPITAL                      1,172,366      1,172,366
                                      -----------   ------------    ------    ------     ------   ------
   RETAINED EARNINGS
    Through Filing Date                 9,674,670      9,674,670
                                      -----------   ------------    ------    ------     ------   ------
    Post Filing Date                            0        133,124
                                      -----------   ------------    ------    ------     ------   ------

   ACCUMULATED OTHER
    COMPREHENSIVE PROFIT (LOSS)        (2,062,867)    (1,822,809)
                                      -----------   ------------    ------    ------     ------   ------
TOTAL SHAREHOLDER'S EQUITY             15,981,549     16,371,130         0         0          0        0
                                      -----------   ------------    ------    ------     ------   ------
TOTAL LIABILITIES AND
SHAREHOLDER'S EQUITY                  $70,702,599    $71,600,935        $0        $0         $0       $0
                                      ===========   ============    ======    ======     ======   ======